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                                                                      EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Thian Hoo Tan, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Komag, Incorporated on Form 10-Q for the quarterly period ended April 4, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Komag, Incorporated.

                                  BY: /s/ Thian Hoo Tan
                                      -----------------------------

                                  Thian Hoo Tan
                                  Chief Executive Officer

I, Kathleen A. Bayless, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Komag, Incorporated on Form 10-Q for the quarterly period ended April 4, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such 10-Q fairly presents in all material respects the financial condition and results of operations of Komag, Incorporated.

                                   BY: /s/ Kathleen A. Bayless
                                       ------------------------------

                                   Kathleen A. Bayless
                                   Chief Financial Officer

         This certification accompanies this Report on Form 10-Q pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by Komag, Incorporated for purposes of Section 18 of the Security Exchange Act of 1934, as amended. A signed original of this written statement required by Section 906 has been provided to Komag, Incorporated and will be retained by Komag, Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.